Exhibit 99.1

Verra Mobility Identified by New York City Department of Transportation as Vendor to Manage New York City’s Automated Enforcement Camera Safety Programs

MESA, Ariz., April 2, 2025 -- Verra Mobility Corporation (NASDAQ: VRRM), a leading provider of smart mobility technology solutions (the “Company”), is pleased to announce that on March 31, 2025, New York City Mayor Eric Adams and New York City Department of Transportation (NYC DOT) Commissioner Ydanis Rodriguez announced via press release that NYC DOT identified Verra Mobility as the vendor to manage New York City’s automated enforcement camera safety programs for what is expected to be a five-year period after the Company’s current contract expires in December 2025. Responsibilities under this new contract are expected to include management of its red-light cameras, speed cameras, and bus lane enforcement cameras citywide, as well as cameras used to enforce weight limits on the Brooklyn-Queens Expressway.

This remains an active procurement. NYC DOT and the Company will commence contract negotiations on this technologically advanced and robust safety program, which is the largest of its kind in the nation.

“Under the leadership of Mayor Adams and Commissioner Rodriguez, New York City has built a world-class automated enforcement program, and as a leader in transportation technology, Verra Mobility is honored by the opportunity to continue to serve as New York City’s trusted technology provider on a program that will deliver significant further enhancements to safety programs in New York City,” said David Roberts, President and Chief Executive Officer of Verra Mobility.

The NYC DOT press release can be found on the City of New York website at https://www.nyc.gov/office-of-the-mayor/news/182-25/mayor-adams-dot-commissioner-rodriguez-prepare-expansion-red-light-cameras-nation-s.

About Verra Mobility

Verra Mobility Corporation (NASDAQ: VRRM) is a leading provider of smart mobility technology solutions that make transportation safer, smarter and more connected. The company sits at the center of the mobility ecosystem, bringing together vehicles, hardware, software, data and people to enable safe, efficient solutions for customers globally. Verra Mobility’s transportation safety systems and parking management solutions protect lives, improve urban and motorway mobility and support healthier communities. The company also solves complex payment, utilization and compliance challenges for fleet owners and rental car companies. Headquartered in Arizona, Verra Mobility operates in North America, Europe, Asia and Australia. For more information, please visit www.verramobility.com.

Forward Looking Statements

We describe many of the trends and other factors that drive our business and future results in this announcement. Such discussions contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Forward-looking statements are those that address or imply events, or developments that management intends, expects, projects, believes or anticipates will or may occur in the future. Forward-looking statements include statements regarding the expected responsibilities under the new contract, the timing of the contract negotiations with NYC DOT, the terms of the new contract, and the expected entry into the new contract by the parties. Since this is an active procurement, there can be no assurance that the new contract will be successfully entered into on acceptable terms, if at all. All forward-looking statements contained herein are based on management's assumptions and assessments in light of past experience and trends, current economic and industry conditions, expected future developments and other relevant factors. They are not guarantees of future performance, and actual results, developments and business decisions may differ significantly from those envisaged by our forward-looking statements. We do not undertake to update or revise any of our forward-looking statements, except as required by applicable securities law. Our forward-looking statements are also subject to material risks and uncertainties that can affect our performance in both the near-and long-term. In addition, no assurance can be given that any plan, initiative, projection, goal, commitment, expectation, or prospect set forth in this announcement can or will be achieved. These forward-looking statements should be considered in light of the information included in this announcement, our Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. Any forward-looking plans described herein are not final and may be modified or abandoned at any time.

Media Relations: Investor Relations:
Eric Krantz Mark Zindler

eric.krantz@verramobility.com mark.zindler@verramobility.com